EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of WorldWater & Power Corp. (the “Company”) on Form 10-QSB for the period ended September 30, 2005, as field with the Securities and Exchange Commission on the date hereof (the “Report”), I, Quentin T. Kelly, Chairman and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

BY:	/S/ QUENTIN T. KELLY
NAME: QUENTIN T. KELLY
TITLE: CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD